EXHIBIT 27
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                          PLEDGE AND SECURITY AGREEMENT


         PLEDGE AND SECURITY AGREEMENT dated April 2, 2003, made by Peter W. May, an individual whose principal residence is in the State of New York (the "PLEDGOR"), in favor of Bank of America, N.A., a national banking association (the "BANK" and, together with its successors and assigns, collectively the "LENDERS"), as agent for the Bank and its permitted successors and assigns (in such capacity and together with its successors and assigns, the "AGENT").

                              W I T N E S S E T H:


         WHEREAS, the Pledgor, Leni May (collectively, the "BORROWERS") and the Bank are parties to the Third Amended and Restated Credit Agreement dated as of January 18, 1996, as amended and restated on June 19, 1997, as amended and restated as of January 2, 1999, and as amended and restated as of April 2, 2001 (as amended or otherwise modified from time to time, the "CREDIT AGREEMENT"), pursuant to which the Bank agreed to make loans (each a "LOAN" and collectively the "LOANS") and issue letters of credit (the "LETTERS OF CREDIT") to the Borrowers in an aggregate amount at any time outstanding not to exceed the amounts of the Commitments referred to therein;

         WHEREAS, it was a condition precedent to the making of the Loans to the Borrowers pursuant to the Credit Agreement that DWG Acquisition Group, L.P., a Delaware limited partnership of which the Pledgor and Nelson Peltz are the sole general partners ("DWG"), execute and deliver to the Agent the Triarc Pledge Agreement, pursuant to which DWG pledged to the Agent, and granted to the Agent a security interest in, the outstanding shares of capital stock issued by Triarc Companies, Inc. (the "ISSUER") from time to time owned by DWG (the "DWG SHARES");

         WHEREAS, DWG has released a portion of the DWG Shares to the Pledgor, which were used by the Pledgor to pay the exercise price of certain stock options owned by the Pledgor to purchase shares of stock of the Issuer and the Pledgor obtained certain shares of stock of the Issuer upon the exercise of such stock options (the "OPTION SHARES"); and

         WHEREAS, the Borrowers have requested that the Bank extend the Termination Date set forth in the Credit Agreement for two years and consent to the liquidation and dissolution of DWG, and the Bank is willing to so extend the Termination Date and consent to the liquidation and dissolution of DWG, subject to, among other things, the condition precedent that the Pledgor shall have executed and delivered to the Agent a pledge and security agreement providing for the pledge to the Agent of, and the grant to the Agent of a security interest in, all Pledged Shares (including the Option Shares) at any time or from time to time distributed to the Pledgor by DWG (it being understood and agreed that any Pledged Shares so distributed shall at all times be subject to the lien and security interest of the Agent);

         NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Bank to make and maintain the Loans pursuant to the Credit Agreement, the Pledgor hereby agrees with the Agent as follows:


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         SECTION 1. DEFINITIONS. Reference is hereby made to the Credit
Agreement for a statement of the terms thereof. All terms used in this Pledge Agreement which are defined in the Credit Agreement or in Article 8 or Article 9 of the Uniform Commercial Code (the "CODE") as in effect from time to time in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

         SECTION 2. PLEDGE AND GRANT OF SECURITY INTEREST. As collateral security for all of the Obligations (as defined in SECTION 3 hereof), the Pledgor hereby pledges and assigns to the Agent, for the benefit of the Lenders, and grants to the Agent, for the benefit of the Lenders, a continuing security interest in, the Pledgor's right, title and interest in and to the following (collectively, the "PLEDGED COLLATERAL"):

                  (a) the shares of stock described in SCHEDULE I hereto (the "PLEDGED SHARES") issued by the Issuer, the certificates representing the Pledged Shares, all options and other rights, contractual or otherwise, in respect thereof (including, without limitation, any registration rights, whether under the Registration Rights Agreement dated as of April 23, 1993 (as amended or otherwise modified from time to time, the "REGISTRATION RIGHTS AGREEMENT"), between the Issuer and the Pledgor, any other registration rights agreement between the Issuer and the Pledgor or otherwise), and all dividends, distributions, cash, instruments, investment property and other property (including, without limitation, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                  (b) all security entitlements of the Pledgor in any and all of the foregoing; and

                  (c) all proceeds (including proceeds of proceeds) of any and all of the foregoing;

in each case, whether now owned or hereafter acquired by the Pledgor and howsoever such interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         SECTION 3. SECURITY FOR OBLIGATIONS. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations whether now existing or hereafter incurred (collectively, the "Obligations"):

                  (a) the prompt payment by each Borrower, as and when due and payable (whether by scheduled maturity, maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by either of them in respect of any Loan Document, whether for principal, interest, fees or otherwise (including, without limitation, amounts that but for the operation of Section 362(a) of the Bankruptcy Code would become due); and

                  (b) the due performance and observance by the Borrowers of all of their other obligations from time to time existing under any Loan Document.

Without limiting the generality of the foregoing, this Pledge Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by a Borrower to the


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Agent or any of the Lenders but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving either Borrower.

         SECTION 4. DELIVERY OF THE PLEDGED COLLATERAL.

                  (a) All certificates currently representing the Pledged Shares shall be delivered to the Agent on or prior to the execution and delivery of this Pledge Agreement. All other certificates and instruments constituting Pledged Collateral from time to time or required to be pledged to the Agent by the Pledgor pursuant to the terms of this Pledge Agreement (the "ADDITIONAL COLLATERAL") shall be delivered to the Agent within five (5) days of receipt thereof by or on behalf of the Pledgor. All such certificates and instruments shall be held by or on behalf of the Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent.

                  (b) If the Pledgor shall receive, by virtue of the Pledgor's being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by the Pledgor pursuant to SECTION 7(A) hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, the Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Agent, shall segregate it from the Pledgor's other property and shall deliver it forthwith to the Agent in the exact form received, with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

                  (a) The Pledgor has the legal capacity and right to execute, deliver and perform this Pledge Agreement.

                  (b) SCHEDULE II hereto sets forth (i) the exact legal name of the Pledgor and all other names used by the Pledgor at any time during the five years preceding the date hereof, and (ii) the Pledgor's principal residence and each place of residence of the Pledgor during the five years preceding the Closing Date.

                  (c) The execution, delivery and performance by the Pledgor of this Pledge Agreement (i) do not and will not contravene any law or any contractual restriction binding on or affecting the Pledgor or any of the Pledgor's properties (including, without limitation, any governing document of the Issuer or any rule, directive or policy of the Issuer), and (ii) do not and will not result in or require the creation of any Lien upon or encumbrance upon or with


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respect to any of the Pledgor's properties other than pursuant to this Pledge
Agreement. The exercise by the Agent of its rights and remedies under this Pledge Agreement (including, without limitation, the sale or other disposition of the Pledged Shares) will not violate any contractual restriction binding on or affecting the Pledgor or the Pledged Shares.

                  (d) This Pledge Agreement is a legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

                  (e) The Pledgor is and will be at all times the legal and beneficial owner of the Pledged Collateral of the Pledgor free and clear of any Lien, except for the security interest created by this Pledge Agreement.

                  (f) The exercise by the Agent of any of its rights and remedies hereunder (including, without limitation, the sale or other disposition of the Pledged Shares by the Agent) will not contravene any law (subject to compliance with laws affecting the offering and sale of securities generally) or any contractual restriction binding on or affecting any the Pledgor or any of the Pledgor's properties (including, without limitation, any governing document of the Issuer) and will not result in or require the creation of any Lien upon or with respect to any of the Pledgor's properties other than pursuant to this Pledge Agreement and the other Loan Documents.

                  (g) The Pledged Shares are fully paid and nonassessable and, to the best of the Pledgor's knowledge, have been duly authorized and validly issued. All other shares of stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable. The Pledgor has legally and beneficially owned the Pledged Shares described in Schedule I hereto since the dates set forth opposite the applicable certificate evidencing such Pledged Shares as set forth in Schedule I hereto. The information set forth in
Schedule I hereto is true and correct.

                  (h) There is no action, suit or proceeding pending or, to the Pledgor's knowledge, threatened or otherwise affecting the Pledgor before any court or other Governmental Authority or arbitrator that is reasonably likely to materially adversely affect the financial condition of the Pledgor or the Pledgor's ability to perform his obligations hereunder and under the other Loan Documents.

                  (i) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body or any other Person is required for (i) the due execution, delivery and performance by the Pledgor of this Pledge Agreement or the other Loan Documents to which the Pledgor is a party, (ii) the grant by the Pledgor, or the perfection, of the security interest purported to be created hereby in the Pledged Collateral or
(iii) the exercise by the Agent of any of its rights and remedies hereunder, except for the filing of a Form 144.

                  (j) The Pledgor is and will be at all times the legal and beneficial owner of the Pledged Collateral in existence, free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Pledge Agreement. There is no financing statement naming the Pledgor as debtor (or similar documents or instrument of


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registration under the law of any jurisdiction) now on file or registered in any public office covering any interest of the Pledgor in the Pledged Collateral, except in favor of the Agent.

                  (k) This Pledge Agreement creates a valid security interest in favor of the Agent in the Pledged Collateral, as security for the Obligations. The Agent's having possession of the Pledged Shares and all other certificates, instruments and cash constituting Pledged Collateral from time to time results in the perfection of such security interest. Such security interest is, or in the case of Pledged Collateral in which the Pledgor obtains rights after the date hereof, will be, a perfected, first priority security interest. All action necessary or desirable to perfect and protect such security interest has been duly taken, except for the Agent's having possession of certificates, instruments and cash constituting Pledged Collateral after the date hereof.

                  (l) The information on Exhibit A hereto (the Restricted Securities Statement) is accurate and complete.

                  (m) The Pledgor has furnished the Agent with a true, correct and complete copy of the Registration Rights Agreement and each other registration rights and other agreement in respect of or otherwise affecting any of the Pledged Shares in existence on the date hereof.

         SECTION 6. COVENANTS AS TO THE PLEDGED COLLATERAL. So long as any of the Obligations shall remain outstanding, any Letter of Credit shall remain outstanding or any Lender shall have any Commitment under the Credit Agreement, unless the Agent shall otherwise consent in writing:

                  (a) RECORDS. The Pledgor will keep adequate records concerning the Pledged Collateral and permit the Agent or any agents or representatives thereof at any reasonable time and from time to time to examine and make copies of and abstracts from such records.

                  (b) NOTICES. The Pledgor will, at his expense, promptly deliver to the Agent a copy of each notice or other communication received by the Pledgor in respect of the Pledged Collateral of the Pledgor.

                  (c) DEFEND TITLE. The Pledgor will (at the expense of the Pledgor) defend his right, title and interest in and to the Pledged Collateral against the claims of any Person.

                  (d) FURTHER ASSURANCES. The Pledgor will (at the expense of the Pledgor), at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Agent may reasonably request in order (i) to perfect and protect the security interest created or purported to be created hereby (whether pursuant to laws, rules, regulations or general practices currently in effect or adopted subsequent to the date hereof); (ii) to enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral (including, without limitation, by executing one or more Forms 144); or (iii) to otherwise effect the purposes of this Pledge Agreement, including, without limitation: (A) at the request of the Agent, marking conspicuously each of the records of the Pledgor pertaining to the Pledged Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such Pledged Collateral is subject to the security interest


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created hereby; (B) if any Pledged Collateral shall be evidenced by a promissory note or other instrument or chattel paper, delivering and pledging to the Agent hereunder such note, instrument or chattel paper duly indorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; (C) delivering to the Agent irrevocable proxies in respect of the Pledged Collateral and executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Agent may request in order to perfect and preserve the security interest created or purported to be created hereby; and (D) furnishing to the Agent from time to time statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Agent may reasonably request, all in reasonable detail.

                  (e) CHANGE OF NAME OR ADDRESS. The Pledgor will give the Agent at least 30 days' prior written notice of any change in the Pledgor's name or principal residence.

                  (f) TRANSFERS AND OTHER RESTRICTIONS. The Pledgor will not (i) sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Pledged Collateral except as expressly permitted by Section 7(a) hereof.

                  (g) RULE 144 COVENANTS. The Pledgor will not sell any securities of the same class or convertible into the same class of securities as the Pledged Shares, whether or not such securities are pledged hereunder, except as otherwise expressly permitted by the Credit Agreement. The Pledgor will use his reasonable efforts to cause any Person with whom he shall be deemed one "person" for purposes of Rule 144(a)(2) (the Pledgor and all such parties being hereinafter collectively referred to as the "ATTRIBUTION GROUP") to refrain from selling any securities of the same class or convertible into the same class of securities as the Pledged Shares, whether or not such securities are pledged hereunder, and in the event of any such sale consented to by the Agent will furnish the Agent with a copy of any Form 144 filed in respect of such sale.

                  (h) COOPERATION. The Pledgor will cooperate fully with the Agent with respect to any sale by the Agent of any of the Pledged Collateral after the occurrence and during the continuance of an Event of Default, including full and complete compliance with all requirements of Rule 144, and will give to the Agent all information and will do all things necessary, including the execution of all documents, forms, instruments and other items, to comply with Rule 144 for the complete and unrestricted sale and/or transfer of any or all of the Pledged Collateral.

                  (i) LIEN. The Pledgor will not create or suffer to exist any
(i) Lien upon or with respect to any of the Pledged Collateral except for the security interests created by this Pledge Agreement or (ii) any contractual restriction on the transferability of any of the Pledged Collateral (including, without limitation, any market standoff or other "lock-up" agreement) other than the restriction in the Registration Rights Agreement (as in effect on the date hereof), which applies only to the Pledgor (and not to any sale or disposition of the Pledged Collateral by the Agent or any Lender).

                  (j) AGREEMENTS AFFECTING PLEDGED COLLATERAL. The Pledgor will not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral (including, without limitation, to the Registration Rights Agreement), or enter into any


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agreement or permit to exist any restriction with respect to any of the Pledged
Collateral other than pursuant hereto.

                  (k) OTHER ACTIONS. The Pledgor will not take or fail to take any action that would in any manner impair the value or enforceability of the Agent's security interest in the Pledged Collateral.

         SECTION 7. VOTING RIGHTS, DIVIDENDS, ETC. IN RESPECT OF THE PLEDGED COLLATERAL.

                  (a) So long as no Default or Event of Default shall have occurred and be continuing:

                           (i) the Pledgor may exercise any and all voting and
other consensual rights pertaining to any Pledged Collateral in a manner not inconsistent with the terms of this Pledge Agreement;

                           (ii) the Pledgor may receive and retain any and all
dividends or other distributions paid in respect of the Pledged Collateral of the Pledgor; PROVIDED, HOWEVER, that any and all (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral (including, without limitation, shares of stock or other instruments issued in respect of any "spin-off" of any division or subsidiary of the Issuer), (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral shall be, and shall forthwith be delivered to the Agent to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent, shall be segregated from the other property or funds of the Pledgor, and shall be forthwith delivered to the Agent in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations; and

                           (iii) the Agent will execute and deliver (or cause to
be executed and delivered) all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that the Pledgor is entitled to exercise pursuant to paragraph (i) of this SECTION 7(A) and to receive the dividends that the Pledgor is authorized to receive and retain pursuant to paragraph (ii) of this SECTION 7(A).

                  (b) Upon the occurrence and during the continuance of any Default or Event of Default:

                           (i) all rights of the Pledgor to exercise the voting
and other consensual rights that the Pledgor would otherwise be entitled to exercise pursuant to paragraph (i) of subsection (a) of this SECTION 7, and to receive the dividends and other distributions that the Pledgor would otherwise be authorized to receive and retain pursuant to paragraph (ii) of subsection (a) of this Section 7, shall cease, and (A) all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise such voting and other


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consensual rights and to receive and hold as Pledged Collateral such dividends and other distributions, and (B) the Pledgor shall execute and deliver all such proxies and other instruments as the Agent may reasonably request for the purpose of enabling Agent to exercise the voting and other rights that it is entitled to exercise pursuant to this Section 7(b)(i);

                           (ii) without limiting the generality of the
foregoing, the Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of any issuer of Pledged Collateral, or upon the exercise by any issuer of Pledged Collateral of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

                           (iii) all dividends and other distributions that are
received by the Pledgor contrary to the provisions of paragraph (i) of this
SECTION 7(B) shall be received in trust for the benefit of the Agent, shall be segregated from the other funds of the Pledgor, and shall be forthwith paid over to the Agent as Pledged Collateral in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral hereunder.

         SECTION 8. ADDITIONAL PROVISIONS CONCERNING THE PLEDGED COLLATERAL.

                  (a) The Pledgor hereby authorizes the Agent to file, without the signature of the Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral. The Agent hereby agrees to notify the Pledgor promptly after any such filing.

                  (b) The Pledgor hereby irrevocably appoints the Agent the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument (at the expense of the Pledgor) that the Agent may reasonably deem necessary or advisable to accomplish the purposes of this Pledge Agreement including, without limitation, (i) at any time and from time to time, to receive, indorse and collect all instruments made payable to the Pledgor representing any distribution in respect of any Pledged Collateral and to give full discharge for the same, (ii) to complete, execute and file one or more Forms 144 with respect to any of the Pledged Collateral and (iii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper representing any dividend or other distribution in respect of the Pledged Collateral and, in addition to the foregoing and without limitation: (A) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral and to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection therewith; and (B) to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of the Agent with respect to any of the Pledged Collateral; PROVIDED, HOWEVER, that the Agent shall


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exercise such powers only during the occurrence and continuance of an Event of
Default. This power is coupled with an interest and is irrevocable until all of the Obligations are paid in full and the termination of all of the Letters of Credit and each Commitment.

                  (c) If the Pledgor fails to perform any agreement or obligation contained herein, the Agent (immediately after giving notice to the Pledgor) may itself perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor pursuant to SECTION 11 hereof, together with interest from the date such expenses are paid by the Agent until repaid in full, at the rate for overdue principal under the Credit Agreement, all payable on demand.

                  (d) The powers conferred on the Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care to assure the safe custody of any Pledged Collateral in its possession, the Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to the Pledgor. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                  (e) The Agent may at any time in its discretion (i) subject only to the rights of the Pledgor under Section 7(a) hereof and so long as an Event of Default has occurred and is continuing, without prior notice to the Pledgor, transfer or register in the name of the Agent or any of its nominees any or all of the Pledged Collateral, and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

         SECTION 9. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:

                  (a) The Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code then in effect in the State of New York (whether or not the Code applies to the affected Pledged Collateral); and without limiting the generality of the foregoing, also may without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time


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to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor agrees to complete and execute one or more Forms 144, and to cooperate in the completion and execution of one or more Forms 144 if completed and executed by the Agent, to the extent necessary or desirable to permit a sale of the Pledged Collateral in compliance with Rule 144.

                  (b) The Pledgor agrees that in any sale of any Pledged Collateral hereunder the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law, rule or regulation (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Pledged Collateral), or in order to obtain any required approval of the sale or of the purchasers by any Governmental Authority, regulatory body or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Agent be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Pledged Collateral is sold in compliance with any such limitation or restriction.

                  (c) Notwithstanding the provisions of subsection (b) of this
Section 9, the Pledgor recognizes that the Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Collateral and that the Agent may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms that might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of any securities constituting Pledged Collateral (the "SECURITIES") to register such securities for public sale under the Securities Act of 1933, as amended (the "SECURITIES ACT"). The Pledgor further acknowledges and agrees that any offer to sell such Securities that has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or
(ii) made privately in the manner described above to not less than fifteen BONA FIDE offerees shall be deemed to involve a "public disposition" for the purposes of Section 9-610 of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Agent may, in such event, bid for and purchase such Securities.

                  (d) Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to SECTION 10 hereof) in whole or in part by the Agent against, all or any part of the Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all of the Obligations, the termination of all of the Letters of Credit and the termination of each Commitment shall be paid over to the Pledgor or to such Person as may be lawfully entitled to receive such surplus.

                  (e) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Agent or any Lender is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Credit Agreement for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs and expenses of any attorneys employed by the Agent or any of the Lenders to collect such deficiency.

         SECTION 10. INDEMNITY AND EXPENSES.

                  (a) The Pledgor agrees to indemnify the Agent from and against any and all claims, losses and liabilities (including, without limitation, the reasonable fees, client charges and other expenses of the Agent's counsel) growing out of or resulting from this Pledge Agreement or the enforcement of any of the terms hereof (including, without limitation, the sale of Pledged Collateral pursuant to a public or private offering and each and every document produced in furtherance thereof), except claims, losses or liabilities resulting solely and directly from the Agent's gross negligence or willful misconduct.

                  (b) The Pledgor agrees to pay to the Agent on demand the amount of any and all costs and expenses, including the reasonable fees and other client charges of the Agent's counsel and of any experts and agents, that the Agent may incur in connection with (i) the amendment, modification, administration and termination of this Pledge Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral (including, without limitation, fees or commissions of any broker), (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

         SECTION 11. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and shall be mailed or delivered, if to the Pledgor, to the Pledgor at 280 Park Avenue, New York, New York, Telecopy No.
(212) 451-3024, with a copy to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019, Attention: Neale M. Albert, Esq., telecopy No. (212) 757-3990; if to the Agent, to it at its address at Bank of America, N.A., 101 South Tryon Street, Charlotte, North Carolina 28255, with copies to Bank of America, N.A., 767 Fifth Avenue, Floor 12A, New York, New York 10153-0083, Attention: Ms. Jane R. Heller, Senior Vice President, Telecopier No.
(212) 407-5402, and Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, Attention: Lawrence S. Goldberg, Esq.; or as to any such Person at such other address as shall be designated by such Person in a written notice to such other Persons complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective (i) if mailed, when received or three days after mailing, whichever is earlier; (ii) if telecopied, when received; (iii) if telegraphed, when delivered to the telegraph company; or
(iv) if delivered, upon delivery.

         SECTION 12. MISCELLANEOUS.

                  (a) No amendment of any provision of this Pledge Agreement shall be effective unless it is in writing and signed by the Pledgor and the Agent, and no waiver of any provision of this Pledge Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent against the Pledgor under any Loan Document are not conditional or contingent on any attempt by the Agent to exercise any of its rights under any other Loan Document against the Pledgor or against any other Person.

                  (c) Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (d) This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the payment in full or release of the Obligations and the termination of the Letters of Credit and the Commitments, and (ii) be binding on the Pledgor and its successors and assigns and shall inure, together with all rights and remedies of the Agent hereunder, to the benefit of the Agent and its successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, no Lender may assign or otherwise transfer its interests hereunder or under any other Loan Document; PROVIDED, HOWEVER, that any Lender may assign or transfer, as collateral or otherwise, any or all of its interest hereunder and under the other Loan Documents in accordance with the applicable provisions of the other Loan Documents. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent.

                  (e) Upon the satisfaction in full of the Obligations and the termination of all Letters of Credit and the Commitments, (i) this Pledge Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor, and (ii) the Agent will, upon the Pledgor's request and at the Pledgor's expense, (A) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

                  (f) This Pledge Agreement shall be governed by and construed in accordance with the law of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.

                  (g) NOTHING IN THIS PLEDGE AGREEMENT IS INTENDED TO BE AN AMENDMENT OR MODIFICATION OF, OR LIMITATION OR RESTRICTION UPON, ANY PROVISION OF THE LOAN AGREEMENT (INCLUDING, WITHOUT LIMITATION, THE BORROWERS' OBLIGATIONS TO PAY THE PRINCIPAL OF AND INTEREST ON THE LOANS MADE PURSUANT TO THE LOAN AGREEMENT UPON DEMAND), AND THE PROVISIONS OF THE LOAN AGREEMENT AND RELATED NOTES SHALL BE CONTROLLING AND FULLY EFFECTIVE REGARDLESS OF ANYTHING HEREIN TO THE CONTRARY. THE PLEDGOR HEREBY ACKNOWLEDGES THAT THE BANK MAY, AT ANY TIME, IN ITS SOLE AND ABSOLUTE DISCRETION, DEMAND PAYMENT OF THE REVOLVING A LOAN AND THE RELATED REVOLVING A NOTE EVEN IF THE PLEDGOR HAS FULLY COMPLIED WITH ALL OF THE TERMS AND CONDITIONS OF THIS PLEDGE AGREEMENT.

         SECTION 13. SECURITY INTEREST ABSOLUTE. All rights of the Agent, all security interests and all obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any Loan Document or any other agreement, instrument or document relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any Loan Document or any other agreement, instrument or document relating thereto, (iii) any exchange or release of, or non-perfection of any lien on or security interest in, any collateral for any of the Obligations, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Borrower in respect of any of their obligations under the Credit Agreement , or the Pledgor in respect of any of the Obligations.


         SECTION 14. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS PLEDGE

AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED
PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS PLEDGE AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                  (a) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF PLEDGOR'S OFFICE REFERRED TO IN SECTION 11 HEREOF AT THE TIME OF THE EXECUTION OF THIS PLEDGE AGREEMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

                  (b) RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT, OR DOCUMENT; OR (II) BE A WAIVER BY THE AGENT OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE AGENT HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE AGENT MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS PLEDGE AGREEMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         SECTION 15. OTHER AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be executed and delivered on the date first above written.


                                                /s/ Peter W. May
                                               ---------------------
                                                    Peter W. May

                                   SCHEDULE I

                                       TO

                          PLEDGE AND SECURITY AGREEMENT

                                 PLEDGED SHARES


                                                                    CERTIFICATE
        NAME OF ISSUER         NUMBER OF SHARES          CLASS         NO.(S)
        --------------         ----------------          -----         ------

    Triarc Companies, Inc.         255,682              Class A
                                                      Common Stock